Exhibit 10.27

Silicon Valley Bank

Amendment To Loan Documents

Borrower:	Conductus, Inc.
Date:	October 30, 2000

    THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above ("Borrower").

    The Parties agree to amend the Loan and Security Agreement between them, dated April 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

    1.  Revised Maturity Date.  The section of the Schedule to the Loan Agreement entitled "4. Maturity Date (Section 6.1)" is hereby amended by modifying the Maturity Date regarding the Accounts Loans Revolving Facility to read as follows:

    "4. Maturity Date (Section 6.1): November 30, 2000, subject to early termination as provided in Section 6.2"

    2.  Representations True.  Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

    3.  General Provisions.  This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:		Silicon:
CONDUCTUS, INC.		SILICON VALLEY BANK
By	/s/ RON WILDERINK	By	/s/ ARLENE SORIANO
	President or Vice President	Title	Portfolio Manager
By	/s/ JUDITH A. DEFRANCO Ass't Secretary